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                              STANDSTILL AGREEMENT

         THIS AGREEMENT, dated March 18, 1997, by and between MICHIGAN HERITAGE BANCORP, INC., a Michigan corporation (the "Corporation"), and the individuals and entities identified on the signature page of this Agreement (collectively, the "Group;" individually, a "Group Member").

         In connection with a proposed public offering (the "Offering") of common stock by the Corporation, the Group has indicated an interest in purchasing a significant number of shares of such common stock, and the Corporation and the Group have agreed that it is in their mutual interests to enter into this Agreement. In consideration of the covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows:

         1. Representations and Warranties of the Group Members. The Group Members hereby represent and warrant to the Corporation, as follows:

         (a) Exhibit A sets forth the number of shares of the common stock of the Corporation which have been purchased by the Group Members in the Offering.

         (b) The Group Members have full and complete authority to enter into this Agreement and to bind the entire number of shares of the capital stock of the Corporation in which they have a beneficial ownership interest to the terms of this Agreement and this Agreement constitutes a valid and binding agreement of the Group and each Group Member.

         (c) There are no arrangements, agreements or understandings between the Group (or any Group Member) and the Corporation other than as set forth in this Agreement.

         2. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to the Group and to each Group member, as follows:

         (a) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, and the execution and delivery of this Agreement by the Corporation regarding the consummation of the transactions contemplated hereby has been duly authorized by the Board of Directors of the Corporation and requires no other Board of Directors or stockholder action. This Agreement constitutes a valid and binding obligation of the Corporation and the performance of its terms shall not constitute a violation of its Articles of Incorporation or Bylaws.

         (b) There are no arrangements, agreements or understandings between the Group (or any Group Member) and the Corporation other than as set forth in this Agreement.

         3. Covenants. The Group and each Group Member covenant and agree that during the term of this Agreement:



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         (a) They shall not hereafter acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, or offer or agree to acquire, directly or indirectly, by purchase or otherwise (other than through stock splits or stock dividends), beneficial ownership of, or the right to vote, any shares of common stock of the Corporation or any securities convertible into such common stock, without the prior written consent of the Board of Directors of the Corporation, and subject to any required regulatory approvals that may be required for any such acquisition of additional shares.

         (b) They shall not directly or indirectly solicit, or act in concert with any affiliate, group or other person to solicit, "proxies", or directly or indirectly become a "participant" or otherwise engage in any "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended) with respect to any matter not recommended or approved by the Corporation's management.

         (c) They shall vote, and shall require any affiliate, group or other person acting in concert with any Group Members to vote, all shares beneficially owned (i) in favor of any proposal submitted by the Corporation's management, (ii) against any proposal opposed by the Corporation's management and (iii) in accordance with the recommendations of the Corporation's management on all procedural matters. Furthermore, they shall not, nor shall they act in concert with any affiliate, group or other person to join with or assist any person or entity, directly or indirectly, in opposing, or make any statement in opposition to, any proposal submitted by the Corporation's management to a vote of the Corporation's shareholders or join with or assist any person or entity, directly or indirectly. in supporting or endorsing (including supporting, requesting or joining in any request for a meeting of shareholders in connection with), or make any statement in favor of, any proposal submitted to a vote of the Corporation's shareholders that is opposed by Corporation's management.

         (d) They shall not vote, nor shall they act in concert with any affiliate, group or other person to vote, for any nominee or nominees for election to the Board of Directors of the Corporation, other than those nominated by the Corporation's management, provided, however, to the extent that any nominee or nominees for election to the Board of Directors of the Corporation are other than those nominated by the Corporation's management, they shall vote all shares beneficially owned for the nominee or nominees nominated by the Corporation's management. No Group Member shall consent to become a nominee for election as a Director of the Corporation, other than as a nominee of the Corporation's management.

         (e) They shall not directly or indirectly solicit or initiate any communication regarding, or act in concert with any affiliate, group or other person to solicit or initiate any communication regarding, any acquisition offers for the Corporation, whether by merger, sale of assets, liquidation, exchange of shares or otherwise, and if any offer or inquiry concerning such an offer shall be received they shall refer such offer or inquiry directly and solely to the Chairman of the Board of Directors and/or to the Chief Executive Officer of the Corporation.

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         (f) They shall not directly or indirectly participate or act in concert with any affiliate, group or other person to participate, by encouragement or otherwise, in any litigation against or derivatively on behalf of the Corporation, except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where the Group Member or an affiliate is dealing with the Corporation as a customer.

         (g) They shall not provide, nor shall they act in concert with any person to provide, any funds, services or facilities, to any person in support of any activity by such person that would be a violation of their covenants under the provisions of this Section 3 if undertaken by any of them.

         (h) They shall not deposit any capital stock of the Corporation in a voting trust or subject any shares of capital stock of the Corporation to a voting agreement or other arrangement of similar effect.

         (i) They shall not sell, transfer or otherwise dispose of any shares of capital stock of the Corporation without the prior consent of the Chief Executive Officer of the Corporation, except for sales of shares in the open market pursuant to "brokers' transactions", as such term is defined in SEC Rule 144 under the Securities Act of 1933, as amended, and except for transfers to members of the Immediate Family of a member of the Group or to a trust for which such member is a trustee or a beneficiary.

         4. Remedies. The Corporation and the Group acknowledge and agree that a breach or threatened breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a breach of the provisions hereof and to enforce specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled to at law or in equity.

         5. Term. This Agreement shall remain in effect for a term of 10 years from the date hereof or until such earlier time as the Corporation shall cease to exist by reason of merger, sale of assets, liquidation, exchange of shares, or otherwise; provided, however, that if both Richard Zamojski and Anthony S. Albanese shall cease to be employed as senior executive officers of the Corporation, any or all of the Group Members may terminate this Agreement in its entirety with respect to such Group Member upon ten (10) days' prior written notice to the Corporation from such terminating Group Member.

         6. Publicity. Any press release or other publicity with respect to this Agreement, or any provisions thereof, shall be prepared and issued by the Corporation. During the term of this Agreement, no Group Member shall cause, discuss, cooperate in the preparation of or otherwise aid in any press release or other publicity concerning the Corporation or its operations to be created, issued or circulated without prior approval of the Corporation's management.

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         7.  Notices. All notice requirements and other communications shall be deemed given when delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to the Group and the Corporation below:

To the Group:
       c/o Mr. Frank A. Scerbo
       1420 South Livernois
       Rochester Hills, MI 48307

To Michigan Heritage Bancorp, Inc.:
       Mr. Anthony S. Albanese, President
       Michigan Heritage Bancorp, Inc.
       21211 Haggerty Road
       Novi, Michigan 48375

         8. Governing Law and Choice of Forum. Michigan law, unless applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of Michigan.

         9. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any shareowner of the Corporation, other than the parties hereto.

         11. Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

         12. Definitions. As used in this Agreement, the following terms shall have the meanings indicated, unless the context otherwise requires:

             The term "ACQUIRE" means every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

             The term "ACTING IN CONCERT" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express

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         agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

             The term "AFFILIATE" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, one or more of the Group Members.

             The terms "BENEFICIAL OWNERSHIP" or "beneficially owned" means all capital stock of the Corporation owned or held in the Group Member's name individually or jointly with any other person by any trust in which the Group Member is a settlor, trustee, or beneficiary; by any corporation in which the Group Member is a shareholder (owning, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding voting power or beneficial interests), director or officer; by any partnership in which the Group Member is a limited partner (owning, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests), or a general partner, employee or agent, or by any other entity in which a Group Member holds, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests.

             The term "control" (including the terms "CONTROLLING", "CONTROLLED BY", and "UNDER COMMON CONTROL WITH") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or otherwise.

             The term "CORPORATION'S MANAGEMENT" means a majority of the members of the Board of Directors of the Corporation who are members of the Corporation's Board of Directors as of the date hereof and who are not Group Members or affiliates of Group Members (except those who are affiliates of Group Members solely by reason of their being a member of the Board of Directors of the Corporation), and any successor to a director if such successor is designated or elected to succeed a director by a majority of the Corporation's management.

             The term "IMMEDIATE FAMILY" shall mean the spouse, child, parent or sibling of a person.

             The term "PERSON" includes an individual, group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of the Corporation.

             The term "VOTE" means to vote in person or by proxy, or to give or authorize the giving of any consent as a stockholder on any matter.

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         13. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the undersigned as of the day and year first above written.

                                      MICHIGAN HERITAGE BANCORP, INC.


                                      By:
                                         _______________________________________
                                           Anthony S. Albanese, President


                                      GROUP MEMBERS:

                                      WALTER S. McPHAIL TRUST

                                      By:_______________________________________
                                           Walter S. McPhail, Trustee


                                      McPHAIL CORPORATION EMPLOYEES
                                      PROFIT-SHARING TRUST

                                      By: ______________________________
                                             Walter S. McPhail, Co-trustee

                                      And By: __________________________
                                              Frank A. Scerbo, Co-trustee


                                      JAMES H. McPHAIL IV TRUST

                                      By: ______________________________
                                              Marvin I. Bannon, Co-trustee

                                      And By: __________________________
                                              Frank A. Scerbo, Co-trustee


                                      MELINDA M. McPHAIL TRUST

                                      By: ______________________________

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                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Frank A. Scerbo, Co-trustee


                                     HEIDI ELISABETH WYSONG TRUST

                                     By: ______________________________
                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Susan M. Scerbo, Co-trustee


                                     JENNIFER ANNE SCERBO TRUST

                                     By: ______________________________
                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Susan M. Scerbo, Co-trustee

                                     JAMES A. SCERBO TRUST

                                     By: ______________________________
                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Susan M. Scerbo, Co-trustee


                                     HOLLY JEAN SCERBO TRUST

                                     By: ______________________________
                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Susan M. Scerbo, Co-trustee


                                     JOSEPH J. SCERBO TRUST


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                                     By: ______________________________
                                             Marvin I. Bannon, Co-trustee

                                     And By: __________________________
                                                    Susan M. Scerbo, Co-trustee




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
                               FIRST AMENDMENT TO
                              STANDSTILL AGREEMENT

         THIS FIRST AMENDMENT TO STANDSTILL AGREEMENT (the "First Amendment"), dated as of February ____, 1999, by and between MICHIGAN HERITAGE BANCORP, INC., a Michigan corporation (the "Corporation"), and the individuals and entities identified on the signature page of this Agreement (collectively, the "Group;" individually, a "Group Member"). The Corporation and the Group Members are referred to from time to time in this First Amendment as the "Parties."

                                   Background

         A. In connection with the public offering (the "Offering") of shares of common stock by the Corporation and the purchase of a significant number of such shares by the Group, the Parties entered into that certain Standstill Agreement dated as of March 18, 1997 (the "Original Agreement").

         B.       The Parties have decided to amend the Original Agreement.

         C. All capitalized terms not defined in this First Amendment shall have the meanings given in the Original Agreement.

         Therefore, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the Parties agree as follows.

                                  Agreement

         1. Section 3. Covenants. Section 3(a) of the Original Agreement is hereby deleted in its entirety and replaced by the following.

                  (a) They shall not hereafter acquire, or offer or agree to acquire, or act in concert with any affiliate, group or other person to acquire, or offer or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of, or the right to vote, shares of the common stock of the Corporation that would give them beneficial ownership or voting control of 10.0% or more of the issued and outstanding shares of common stock of the Corporation or any securities convertible into such common stock, without the prior written consent of the Board of Directors of the Corporation, and subject to any required regulatory approvals that may be required for any such acquisition of additional shares. The Parties agree that the Group may acquire, or offer or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of, or the right to vote, shares of common stock of the Corporation to the extent that such acquisitions will not give them beneficial ownership of, or the right to vote, an aggregate of 10.0% or more of the issued and outstanding shares of the common stock of the Corporation.



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         2. Effect of this First Amendment. This First Amendment shall be effective as of the date first above written. Except as amended and modified by this First Amendment, the provisions of the Original Agreement are ratified and confirmed and remain in full force and effect.

         3. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.


                              * * * * * * * * * * *



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         The Parties have executed this First Amendment To Standstill Agreement as of the date first-above written.

                                        MICHIGAN HERITAGE BANCORP, INC.


                                        By: ________________________________
                                                Anthony S. Albanese, President

                                        GROUP MEMBERS:

                                        WALTER S. McPHAIL TRUST

                                        By: ______________________________
                                               Walter S. McPhail, Trustee


                                        McPHAIL CORPORATION EMPLOYEES
                                        PROFIT-SHARING TRUST

                                        By: ______________________________
                                               Walter S. McPhail, Co-trustee

                                        By: __________________________
                                               Frank A. Scerbo, Co-trustee


                                        JAMES H. McPHAIL IV TRUST

                                        By: ______________________________
                                                Marvin I. Bannon, Co-trustee

                                        By: _______________________________
                                               Frank A. Scerbo, Co-trustee


                       [Signatures Continued On Next Page]


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                                        MELINDA M. McPHAIL TRUST

                                        By: ______________________________
                                                Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                               Frank A. Scerbo, Co-trustee


                                        HEIDI ELISABETH WYSONG TRUST

                                        By: ______________________________
                                              Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                               Susan M. Scerbo, Co-trustee


                                        JENNIFER ANNE SCERBO TRUST

                                        By: ______________________________
                                              Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                               Susan M. Scerbo, Co-trustee

                                        JAMES A. SCERBO TRUST

                                        By: ______________________________
                                              Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                               Susan M. Scerbo, Co-trustee

                       [Signatures Continued On Next Page]



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                                        HOLLY JEAN SCERBO TRUST

                                        By: ______________________________
                                               Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                              Susan M. Scerbo, Co-trustee


                                        JOSEPH J. SCERBO TRUST

                                        By: ______________________________
                                               Marvin I. Bannon, Co-trustee

                                        By: __________________________
                                              Susan M. Scerbo, Co-trustee




BH\180943.2
ID\ BJC

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